AXA PREMIER VIP TRUST

SUPPLEMENT DATED SEPTEMBER 23, 2014 TO THE

STATEMENT OF ADDITIONAL INFORMATION DATED MAY 1, 2014, AS SUPPLEMENTED

This Supplement updates certain information contained in the Statement of Additional Information (“SAI”) dated May 1, 2014, as supplemented, of AXA Premier VIP Trust (“Trust”). You should read this Supplement in conjunction with the SAI and retain it for future reference. You may obtain an additional copy of the SAI, or a copy of the Summary Prospectus and Prospectus, free of charge, by writing to the Trust at 1290 Avenue of the Americas, New York, New York 10104, or you can view, print, and download a copy of these documents by visiting the Trust’s website at www.axa-equitablefunds.com.

The purpose of this Supplement is to provide you with (1) updated information regarding the Board of Trustees of the Trust and (2) changes to the fees payable by the Portfolios for administration services.

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Effective as of October 1, 2014, the table in the section of the SAI entitled “Management of the Trust – The Trustees” is deleted in its entirety and replaced with the following information:

The Trustees

Name, Address and Year of Birth	Position(s) Held With Fund	Term of Office** and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee***	Other Directorships Held by Trustee
Interested Trustee

Steven M. Joenk* 1290 Avenue of the Americas New York, New York 10104 (1958)	Trustee, Chairman, President and Chief Executive Officer	Trustee and Chairman from September 2004 to present; Chief Executive Officer from December 2002 to present; President from November 2001 to present	From May 2011 to present, Director, President, Chief Executive Officer and Chairman, FMG LLC; from September 1999 to present, Managing Director, AXA Equitable; from September 2004 to April 2011, President, AXA Equitable’s Funds Management Group unit; from July 2004 to October 1, 2013, Senior Vice President, MONY Life Insurance Company; from July 2004 to present, Senior Vice President, MONY Life Insurance Company of America and Director, MONY Capital Management, Inc., Director and President, 1740 Advisers, Inc.; Director, Chairman of the Board and President, MONY Asset Management, Inc. and Enterprise Capital Management (from July 2004 to January 2011); from January 2005 to January 2011, Director, MONY Financial Resources of Americas Limited; and from November 2005 to present, Director MONY International Holdings, LLC.	113	None.

Name, Address and Year of Birth	Position(s) Held With Fund	Term of Office** and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee***	Other Directorships Held by Trustee
Independent Trustees

Gerald C. Crotty c/o AXA Premier VIP Trust 1290 Avenue of the Americas New York, New York 10104 (1951)	Trustee	From November 2001 to present	Since 2001, President of Weichert Enterprise, LLC, a private equity investment firm.	28	From 2005 to April 2014, Director of The Jones Group, Inc.; from 2002 to 2011, Director of Cinedigm Digital Cinema Corp.

Barry Hamerling c/o AXA Premier VIP Trust 1290 Avenue of the Americas New York, New York 10104 (1946)	Trustee	From November 2001 to present	Since 1998, Managing Partner of Premium Ice Cream of America; from 1970 to 1998, President of Ayco Co. L.P., the largest independent financial counseling firm in the United States; and from 1998 to 2013, Chairman of Ayco Charitable Foundation.	28	From 2014 to present, Lead Independent Trustee of The Westchester Event Driven Fund (registered investment company – 1 portfolio); from 2007 to present, Independent Lead Director of The Merger Fund (registered investment company – 1 portfolio).

Thomas P. Lemke c/o AXA Premier VIP Trust 1290 Avenue of the Americas New York, New York 10104 (1954)	Trustee	From January 1, 2014 to present	From 2005 to 2013, Executive Vice President, General Counsel and Head of the Governance Group of Legg Mason, Inc.	28	From February 2014 to present, Trustee of the J.P. Morgan Exchange-Traded Fund Trust (registered investment company – 1 portfolio); from February 2014 Trustee of Advisors’ Inner Circle Fund III (registered investment company – 5 portfolios); and from January 2014 to present, Independent Trustee of The Munder Funds (registered investment company – 11 portfolios).

Name, Address and Year of Birth	Position(s) Held With Fund	Term of Office** and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee***	Other Directorships Held by Trustee

Cynthia R. Plouché c/o AXA Premier VIP Trust 1290 Avenue of the Americas New York, New York 10104 (1957)	Lead Independent Trustee	From March 2010 to present; Trustee from November 2001 to March 2010	From January 2014 to present, Assessor, Moraine Township (IL); from June 2006 to April 2012, Portfolio Manager at Williams Capital Management, Inc.; from June 2003 to 2006, Managing Director and Chief Investment Officer of Blaylock-Abacus Asset Management, Inc.; prior thereto, Founder, Chief Investment Officer and Managing Director of Abacus Financial Group from May 1991 to 2003, a manager of fixed income portfolios for institutional clients.	28	From May 2014 to present, Independent Trustee of the Northern Funds (registered investment company – 48 portfolios) and Northern Institutional Funds (registered investment company – 8 portfolios).

Rayman L. Solomon c/o AXA Premier VIP Trust 1290 Avenue of the Americas New York, New York 10104 (1947)	Trustee	From November 2001 to present	From January 2014 to present, Provost of the Camden Campus of Rutgers University; since 1998, Dean and a Professor of Law at Rutgers University School of Law; prior to 1998, an Associate Dean for Academic Affairs at Northwestern University School of Law.	28	None.

*	Affiliated with the portfolios’ investment manager and the distributor.
**	Each Trustee serves until his or her resignation or retirement.
***

The registered investment companies in the fund complex include EQ Advisors Trust, 1290 Funds and the Trust. Mr. Joenk serves as Trustee, President and Chief Executive Officer for each of the registered investment companies in the fund complex, as well as Chairman for each such company.

Effective as of October 1, 2014, the section of the SAI entitled “Management of the Trust – Committees of the Board” is deleted in its entirety and replaced with the following information:

Committees of the Board

The Trust has a standing Audit Committee, consisting of all of the Independent Trustees. The Audit Committee’s function is to oversee the Trust’s accounting and financial reporting policies and practices and its internal controls, oversee the quality and objectivity of the Trust’s financial statements and the independent audit thereof, and act as a liaison between the Trust’s independent accountants and the Board. To carry out its function, the Audit Committee, among other things, selects, retains or terminates the Trust’s independent accountants and evaluates their independence; meets with the Trust’s independent accountants as necessary to review and approve the arrangements for and scope of the audit and to discuss and consider any matters of concern relating to the Trust’s financial statements and the Trust’s financial reporting and controls; and approves the fees charged by the independent accountants for audit and non-audit services and, to the extent required by applicable law, any non-audit services proposed to be performed for the Trust by the independent accountants. The Audit Committee held 3 meetings during the fiscal year ended December 31, 2013. Mr. Solomon currently serves as the Chair of the Audit Committee. Prior to October 1, 2014, Ms. Plouché served as the Chair of the Audit Committee.

The Trust has a Compliance, Nominating and Compensation Committee consisting of all of the Independent Trustees. The Compliance, Nominating and Compensation Committee’s functions are to coordinate the Board’s oversight of the CCO in connection with his or her implementation of compliance policies and procedures that are reasonably designed to ensure compliance by the Trust and its primary service providers with applicable federal securities laws (“Compliance Program”); provide oversight of the Trust’s CCO; consider the size and committee structure of the Board; nominate and evaluate candidates for Independent Trustee membership and membership on committees of the Trust; and review the compensation arrangements for each of the Trustees. The Compliance, Nominating and Compensation Committee also assists the Board in selecting, appointing, and evaluating the Trust’s CCO, and meets in executive session from time to time with the Manager to discuss the CCO’s performance and the effectiveness of the Trust’s Compliance Program. The Compliance, Nominating and Compensation Committee will not consider nominees recommended by Contract owners. The Compliance, Nominating and Compensation Committee held 4 meetings during the fiscal year ended December 31, 2013. Mr. Lemke currently serves as the Chair of the Compliance, Nominating and Compensation Committee. Prior to October 1, 2014, Mr. Solomon served as the Chair of the Compliance, Nominating and Compensation Committee.

The Trust has an Investment Committee consisting of Mr. Joenk, Mr. Crotty, Mr. Hamerling, Mr. Lemke, Ms. Plouché and Mr. Solomon. The Investment Committee assists the Board in its oversight of Portfolio performance. The Investment Committee is primarily responsible for overseeing and guiding the process by which the Board reviews Portfolio performance and interfacing with personnel at the Manager and the Sub-advisers responsible for portfolio management. The Chair of the Investment Committee is Mr. Joenk. The Investment Committee met 4 times during the fiscal year ended December 31, 2013.

Effective as of October 1, 2014, the first, second and third paragraphs in the section of the SAI entitled “Investment Management and Other Services – The Administrator” are deleted in their entirety and replaced with the following information:

Pursuant to an administrative agreement (“Mutual Funds Services Agreement”), FMG LLC (“Administrator”) provides the Trust with necessary administrative services, as more fully described in the Prospectuses. In addition, the Administrator makes available the office space, equipment, personnel and facilities required to provide such administrative services to the Trust. For these administrative services, in addition to the management fee, each Allocation Portfolio and Target Allocation Portfolio pays the Administrator its proportionate share of an asset-based administration fee for the Allocation Portfolios and the Target Allocation Portfolios, subject to a minimum fee of $32,500. The table below shows the asset-

based administration fee rates based on aggregate average daily net assets of the Allocation Portfolios and the Target Allocation Portfolios:

0.150% of the first $20 billion;
0.125% of the next $5 billion; and
0.100% thereafter

Each Charter Portfolio, pays the Administrator its proportionate share of an asset-based administration fee, subject to a minimum annual fee of $32,500. The asset-based administration fee for each Charter Portfolio is equal to an annual rate of 0.15% of the aggregate average daily net assets of the Charter Portfolios.